UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2012

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

680 South Fourth Street

Louisville, Kentucky

(Address of principal executive offices)

40202-2412

(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 23, 2012, Kindred Healthcare, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2011 (the “Press Release”). The Press Release, dated February 23, 2012, is attached as Exhibit 99.1 to this Form 8-K. On February 23, 2012, the Company also made the Press Release available on its website at www.kindredhealthcare.com.

The information contained herein is being furnished pursuant to Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

Incorporated by reference is the Press Release. This information is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of such section.

Item 8.01. Other Events.

As set forth in the Press Release, the Company has 73 nursing and rehabilitation centers and 16 long-term acute care (“LTAC”) hospitals within ten separate renewal bundles currently subject to lease renewals under its master lease agreements with Ventas, Inc. The Company has until April 30, 2012 to exercise these renewals for an additional five-year term. Each renewal bundle contains both nursing and rehabilitation centers and LTAC hospitals. The master lease agreements require that the Company renew all or none of the facilities within a renewal bundle.

As set forth in the Press Release, the Company announced that it intends to renew three renewal bundles containing 19 nursing and rehabilitation centers and six LTAC hospitals (collectively, the “Renewal Facilities”). The Renewal Facilities contain 2,178 licensed nursing and rehabilitation center beds and 616 licensed hospital beds. The Company also announced in the Press Release that it does not intend to renew seven renewal bundles containing 54 nursing and rehabilitation centers and ten LTAC hospitals (collectively, the “Expiring Facilities”). The Expiring Facilities contain 6,140 licensed nursing and rehabilitation center beds and 1,066 licensed hospital beds. The Company will continue to operate the Expiring Facilities and include the Expiring Facilities in its results from continuing operations through the expiration of the lease term in April 2013.

The effectiveness of the renewals is contingent upon there being no event of default under the master lease agreements upon the renewal effective date in April 2013. Additional information regarding the master lease agreements is contained in the Company’s Form 10-K for the year ended December 31, 2010 and copies of the master lease agreements filed with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1 Press release dated February 23, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: February 24, 2012	By:	/s/ Joseph L. Landenwich
Joseph L. Landenwich
Senior Vice President, Corporate Legal Affairs and Corporate Secretary